Exhibit 99.1

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

(Unaudited)

June 30, 2006

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Balance Sheet of Seven Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

Assets
Investments in hotel properties	$24,513,669
Less accumulated depreciation	6,217,825

Investments in hotel properties, net	18,295,844
Cash and cash equivalents	487,229
Accounts receivable, net of allowance for uncollectible accounts of $ 2,307	34,438
Deferred financing costs, net	223,351
Prepaid expenses and other assets	216,247

Total assets	$19,257,109

Liabilities and Owners’ Equity (Deficit)
Liabilities:
Accounts payable, accrued expenses, and other liabilities	$559,200
Deferred revenue	72,736
Long-term debt	24,567,306
Due to affiliates	196,377

Total liabilities	25,395,619
Owners’ equity (deficit):
Distributions in excess of earnings	(6,138,510)

Total liabilities and owners’ equity (deficit)	$19,257,109

See accompanying notes to combined financial statements.

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Operations for Seven Affiliated

Properties under Contract for Sale

Six months ended June 30, 2006

(Unaudited)

Revenues:
Room rentals and other hotel services	$4,118,656
Other	2,353

Total revenues	4,121,009

Expenses:
Hotel and property operations	2,412,141
Depreciation	457,358

Total expenses	2,869,499

Earnings before net losses on disposition of assets and interest expense	1,251,510
Net losses on disposition of assets	3,449
Interest expense	963,431

Net earnings	$284,630

See accompanying notes to combined financial statements.

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Owners’ Equity (Deficit) for Seven Affiliated

Properties under Contract for Sale

Six months ended June 30, 2006

(Unaudited)

Balance (deficit) at December 31, 2005	$(6,074,138)
Net earnings	284,630
Distributions	(349,002)

Balance (deficit) at June 30, 2006	$(6,138,510)

See accompanying notes to combined financial statements.

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Cash Flows of Seven Affiliated

Properties under Contract for Sale

Six months ended June 30, 2006

(Unaudited)

Cash flows from operating activities:
Net earnings	$284,630
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	457,358
Amortization of deferred financing costs	35,399
Losses on disposition of assets	3,449
Decrease (increase) in assets:
Accounts receivable	64,981
Prepaid expenses and other assets	(124,237)
Increase (decrease) in liabilities:
Accounts payable, accrued expenses and other liabilities	248,958
Due to affiliates	(82,217)
Deferred revenue	(7,933)

Net cash provided by operating activities	880,388

Cash flows from investing activities:
Net cash used in investing activities - additions to hotel properties	(45,962)

Cash flows from financing activities:
Principal payments on long-term debt	(427,592)
Distributions	(349,002)

Net cash used in financing activities	(776,594)

Net increase in cash and cash equivalents	57,832
Cash and cash equivalents, beginning of period	429,397

Cash and cash equivalents, end of period	$487,229

Additional information:
Interest paid	$924,126

See accompanying notes to combined financial statements.

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

(1)	Organization and Summary of Significant Accounting Policies

(a)	Basis of Presentation

These financial statements present the combined balance sheet and the related combined statements of Owners’ equity (deficit), and cash flows for the six months ended June 30, 2006 of three properties held in individual S Corporations and four properties held in individual limited liability companies under contract for sale (the Properties). The Properties all do business as “Savannah Suites” and are under common ownership.

The affiliated entities owning the Properties (the Owners) and their locations are shown below:

Company	Location
Augusta, Inc.— d/b/a Savannah Suites	Augusta, Georgia
Chamblee, Georgia, LLC—d/b/a Savannah Suites	Chamblee, Georgia
Greenville Hotel, LLC— d/b/a Savannah Suites	Greenville, South Carolina
Jonesboro Hotel, Inc.— d/b/a Savannah Suites	Jonesboro, Georgia
Pine Street, LLC—d/b/a/ Savannah Suites	Atlanta, Georgia
Memorial, LLC— d/b/a Savannah Suites	Stone Mountain, Georgia
Savannah Georgia, Inc.— d/b/a Savannah Suites	Savannah, Georgia

(b)	Organization and Nature of Business

As of June 30, 2006, each of the Owners’ principle asset is an extended stay hotel. Six of the hotels are located in Georgia and one in South Carolina.

The limited liabilities companies located in Georgia are organized under the laws of Georgia. The extended stay hotels are managed by Guest House Inn Corp. The shareholders of Guest House Inn Corp are the majority shareholders in the Owners.

(c)	Principles of Combination

All significant intercompany balances and transactions have been eliminated in the combined financial statements.

(d)	Investment in Hotel Properties

Hotel properties to be held and used in operations are recorded at cost.

Costs of significant improvements, replacements, renovations to furniture, and equipment purchases for hotel properties are capitalized, while costs of maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, 39 years for buildings and 7 years for furniture, fixtures, and equipment. Leasehold interests are amortized over the remaining life of the lease.

If events or circumstances indicate that the carrying value of a hotel property to be held and used may be impaired, a recoverability analysis is performed based on estimated undiscounted future cash flows to be generated from the property. If the analysis indicates that the carrying value is not recoverable from the future cash flows, the property is written down to estimated fair value and impairment loss is recognized.

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

(e)	Accounts Receivable

The allowance for uncollectible receivables is estimated based on the history of uncollectible accounts receivable and analysis of current aging.

(f)	Cash and Cash Equivalents

Cash and cash equivalents include cash and various highly liquid investments with original maturities of three months or less when acquired and are carried at cost, which approximates fair value.

(g)	Deferred Financing Costs

Direct costs incurred in financing transactions are capitalized as deferred costs and amortized to interest expense over the term of the related loan using the effective interest method.

(h)	Revenue Recognition

Revenues from the operations of the hotel properties are recognized when earned.

(i)	Land Lease

Land lease payments and receipts increase annually and are recognized as expense on a straight-line basis over the term of the lease.

(j)	Financial Instruments

Fair values of financial instruments approximate their carrying values in the combined financial statements.

(k)	Income Taxes

The Owners are either an S Corporation or a limited liability company, which are taxed similar to a partnership. As such, in lieu of corporate income tax, the shareholders or members of the Owners are taxed on their proportionate share of the Owners income (loss). Accordingly, no provision for income taxes has been made in the accompanying combined financial statements.

(l)	Concentration of Credit Risk

From time to time, the Properties maintain cash balances at commercial banks in excess of federally insured limits.

(m)	Estimates

The preparation of the combined financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

(2)	Investment in Hotel Properties

Investments in hotel properties consisted of the following at June 30, 2006:

Land	$3,436,785
Buildings and improvements	17,179,173
Furniture and equipment	3,305,911
Leasehold interest	591,800

$24,513,669
Less accumulated depreciation	6,217,825

Investment in hotel properties	$18,295,844

(3)	Long-term Debt

Long-term debt as of June 30, 2006 is summarized as follows:

Mortgage loan payable by Chamblee Georgia, LLC to Flag Bank, evidenced by a promissory note dated March 1, 2002 in the amount of approximately $4.3 million. The note bears interest at 7% per annum. Monthly principal and interest payments are payable through maturity on December 15, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Chamblee Georgia, LLC.	$4,057,045

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

Mortgage loan payable by Pine Street, LLC to Colonial Bank, evidenced by a promissory note dated April 10, 2001 in the amount of $4.8 million amortized over 20 years. The note bears interest at a variable rate of 50 basis points over the base rate of the holder. Monthly principal and interest payments were payable through maturity on April 10, 2005, at which point the remaining principal and accrued interest were due. This note was replaced by a renewal note for the outstanding balance of approximatley $4.5 million at December 14, 2005 at a fixed rate of 6.67% per annum. The monthly principal and interest payments of $33,851 are payable through maturity on January 10, 2008 at which point the remaining principal and accrued interest are due. The loan is collaterialized by the building and improvements of Pine Street, LLC.

4,423,708
Mortgage loan payable by Augusta, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated April 30, 2003 in the amount of $3.6 million amortized over 20 years. The note bears a variable interest rate adjustable annually at 100 basis points over the “prime rate” with a “floor” at 7%. Monthly principal and interest payments are payable through maturity in May 2010, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Augusta, Inc.	3,320,408
Mortgage loan payable by Jonesboro Hotels, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated April 25, 2002 in the amount of approximately $3.5 million amortized over 17 years. The note bears a variable interest rate adjustable annually at 100 basis points over the “prime rate” with a “floor” at 7%. Monthly principal and interest payments are payable through maturity in May 2009, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Jonesboro Hotels, Inc.	2,988,559
Mortgage loan payable by Greenville Hotel, LLC. to Regions Bank, evidenced by a promissory note dated December 13, 2002 in the amount of approximately $2.2 million. The note bears a variable interest rate adjustable annually at 235 basis points over LIBOR. Monthly principal and interest payments of $15,893 are payable through maturity on December 13, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Greenville Hotel, LLC.	1,971,394
Mortgage loan payable by Greenville Hotel, LLC. to Flag Bank, evidenced by a promissory note dated December 13, 2002 in the amount of approximately $1.4 million. The note bears a variable interest rate adjustable annually at 175 basis points over the “Prime Rate”. Monthly principal and interest payments of $12,447 are payable through maturity on November, 2024, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Greenville Hotel, LLC.	1,263,721

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

Mortgage loan payable by Memorial, LLC to Colonial Bank, N.A evidenced by a promissory note dated September 15, 2000 in the amount of approximately $4 million amortized over 20 years. The note bears interest at a variable rate of 50 basis points over the base rate of the holder. Monthly principal and interest payments were payable through maturity on September 15, 2004, at which point the remaining principal and accrued interest were due. This note was replaced by a renewal note Mortgage loan payable by Memorial, LLC. to Colonial Bank, N.A. evidenced by a promissory note dated January 4, 2005 in the amount of approximately $3.7 million. The note bears a variable interest rate of 50 basis points over the “Colonial Bank, N.A. Base Rate”. Monthly principal payments of $17,338 plus accrued interest payments are payable through maturity on December 4, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Memorial, LLC.

3,450,249
Mortgage loan payable by Savannah Georgia, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated July 11, 2002 in the amount of approximately $3.6 million amortized over 17 years. The note bears interest at a variable rate of 100 basis points over “Prime” with a “floor” at 7%. Monthly principal and interest payments of approximately $30,000 are payable through maturity on August, 2009, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Savannah Georgia, Inc.	3,092,222

Total long-term debt	$24,567,306

All mortgage loans above are guaranteed by William McCarthy, Brian McCarthy, and Thelma Wilke, principle shareholders and partners of the Owners.

Aggregate annual principal payments for the next five years and thereafter are as follows:

2006	$409,351
2007	9,768,341
2008	4,621,626
2009	5,629,082
2010	3,020,480
Thereafter	1,118,426

$24,567,306

Management estimates that the fair values of the Properties’ outstanding long-term debt approximate their carrying values due to the fact that they bear interest at rates that are similar to those available to them in the market place for similar instruments.

(4)	Related-Party Transactions

The hotels are managed by Guest House Inn Corp. Guest House Inn Corp.’s shareholders are the majority owners of the Properties.

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

No management agreement exists between the Companies and Guest House, Inc. A management fee is paid by the Properties each month based on 7% of total revenue. The management fees incurred for the six months ended June 30, 2006 and the management fees payable at June 30, 2006 were $279,753 and $184,577, respectively. Of the $184,577 management fees payable at June 30, 2006, $100,000 had been outstanding since December 31, 2003.

Guest House Inn Corp. provides staffing and negotiates insurance for the hotels on a combined basis. These expenses, as well as other miscellaneous expenses, are paid by Guest House Inn Corp. and reimbursed by the Properties each month.

During the first six months of 2006, the Properties recognized payroll and insurance expense of $547,811 and $87,035, respectively. At June 30, 2006, payroll expense of $11,800 was payable to Guest House, Inc. and $205,216 of insurance expense was reflected in prepaid expenses.

(5)	Commitments and Contingencies

In March 2001, Pine Street, LLC assumed lessee responsibilities under an existing land lease in Atlanta, Georgia from the original lessee, Peachtree Road Biscayne, Inc. The lease requires monthly payments of $1,100 increasing to $1,500 by the end of the term, November 2067. Pine Street, LLC also assumed an existing cell tower lease and receives annual rental payments of $11,858 through June 2010.

The obligation for the rental under the non-cancelable operating lease, net of the sublease receipts, is as follows:

	Lease rents	Sublease receipts	Net payments
2006	$6,600	$5,929	$671
2007	13,200	11,858	1,342
2008	13,200	11,858	1,342
2009	13,200	11,858	1,342
2010	13,200	5,929	7,271
Thereafter	906,800	—	906,800

Total	$966,200	$47,432	$918,768

Rent expense for the six months ended June 30, 2006 was $8,326.

(6)	Subsequent Event

On August 18, 2006, Supertel Limited Partnership acquired six of the Properties, excluding the Pine Street, LLC property for a total purchase price of $27,650,000. The Pine Street, LLC property was acquired by Supertel Limited Partnership on November 16, 2006 for $5,350,000.

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

December 31, 2005

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Directors

Supertel Hospitality, Inc.:

We have audited the accompanying combined balance sheet of Savannah Suites Affiliated Properties under contract for sale (the Properties) as of December 31, 2005, and the related combined statements of operations, owners’ equity (deficit) and cash flows for the year then ended. These combined financial statements are the responsibility of the Properties’ management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Savannah Suites Affiliated Properties under contract for sale as of December 31, 2005, and the results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Omaha, Nebraska

October 25, 2006

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Balance Sheet of Seven Affiliated

Properties under Contract for Sale

December 31, 2005

Assets
Investments in hotel properties	$24,505,297
Less accumulated depreciation	5,794,609

Investments in hotel properties, net	18,710,688
Cash and cash equivalents	429,397
Accounts receivable, net of allowance for uncollectible accounts of $3,213	99,419
Deferred financing costs, net	258,750
Prepaid expenses and other assets	92,010

Total assets	$19,590,264

Liabilities and Owners’ Equity (Deficit)
Liabilities:
Accounts payable, accrued expenses, and other liabilities	$310,243
Deferred revenue	80,668
Long-term debt	24,994,897
Due to affiliates	278,594

Total liabilities	25,664,402
Owners’ equity (deficit):
Distributions in excess of earnings	(6,074,138)

Total liabilities and owners’ equity (deficit)	$19,590,264

See accompanying notes to combined financial statements.

1

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Operations for Seven Affiliated

Properties under Contract for Sale

Year ended December 31, 2005

Revenue:
Room rentals and other hotel services	$8,067,062
Other	2,705

Total revenue	8,069,767

Expenses:
Hotel and property operations	4,720,306
Depreciation	880,827

Total expenses	5,601,133

Earnings before net losses on disposition of assets and interest expense	2,468,634
Net losses on disposition of assets	15,228
Interest expense	1,860,227

Net earnings	$593,179

See accompanying notes to combined financial statements.

2

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Owners’ Equity (Deficit) for Seven Affiliated

Properties under Contract for Sale

Year ended December 31, 2005

Balance (deficit) at December 31, 2004	$(6,387,426)
Net earnings	593,179
Distributions	(279,891)

Balance (deficit) at December 31, 2005	$(6,074,138)

See accompanying notes to combined financial statements.

3

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Cash Flows of Seven Affiliated

Properties under Contract for Sale

Year ended December 31, 2005

Cash flows from operating activities:
Net earnings	$593,179
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	880,827
Amortization of deferred financing costs	78,553
Losses on disposition of assets	15,228
Increase in assets:
Accounts receivable	(54,743)
Prepaid expenses and other assets	(3,549)
Increase (decrease) in liabilities:
Accounts payable, accrued expenses, and other liabilities	2,347
Due to affiliates	(63,193)
Deferred revenue	21,232

Net cash provided by operating activities	1,469,881

Cash flows from investing activities:
Net cash used in investing activities—additions to hotel properties	(184,427)

Cash flows from financing activities:
Deferred financing costs	(50,043)
Principal payments on long-term debt	(4,552,592)
Proceeds from long-term debt	3,744,995
Distributions	(279,891)

Net cash used in financing activities	(1,137,531)

Net increase in cash and cash equivalents	147,923
Cash and cash equivalents, beginning of year	281,474

Cash and cash equivalents, end of year	$429,397

Additional information:
Interest paid	$1,767,685

See accompanying notes to combined financial statements.

4

SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

December 31, 2005

(1)	Organization and Summary of Significant Accounting Policies

(a)	Basis of Presentation

These financial statements present the combined balance sheets and the related combined statements of operations, owners’ equity (deficit), and cash flows for the year ended December 31, 2005 of three properties held in individual S Corporations and four properties held in individual limited liability companies under contract for sale (the Properties). The Properties all do business as “Savannah Suites” and are affiliated by common ownership.

The affiliated entities owning the Properties (the Owners) and their locations are shown below:

Owners	Location
Augusta, Inc.—d/b/a Savannah Suites	Augusta, Georgia
Chamblee, Georgia, LLC—d/b/a Savannah Suites	Chamblee, Georgia
Greenville Hotel, LLC—d/b/a Savannah Suites	Greenville, South Carolina
Jonesboro Hotel, Inc.—d/b/a Savannah Suites	Jonesboro, Georgia
Pine Street, LLC—d/b/a/ Savannah Suites	Atlanta, Georgia
Memorial, LLC—d/b/a Savannah Suites	Stone Mountain, Georgia
Savannah Georgia, Inc.—d/b/a Savannah Suites	Savannah, Georgia

(b)	Organization and Nature of Business

As of December 31, 2005, each Owners’ principle asset is an extended stay hotel. Six of the hotels are located in Georgia and one in South Carolina.

The limited liabilities companies located in Georgia are organized under the laws of Georgia. The extended stay hotels are managed by Guest House Inn Corp. The shareholders of Guest House Inn Corp. are the majority shareholders in the Owners.

(c)	Principles of Combination

All significant intercompany balances and transactions have been eliminated in the combined financial statements.

(d)	Investment in Hotel Properties

Hotel properties to be held and used in operations are recorded at cost.

Costs of significant improvements, replacements, renovations to furniture, and equipment purchases for hotel properties are capitalized, while costs of maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, 39 years for buildings and 7 years for furniture, fixtures, and equipment. Leasehold interests are amortized over the remaining life of the lease.

If events or circumstances indicate that the carrying value of a hotel property to be held and used may be impaired, a recoverability analysis is performed based on estimated undiscounted future cash flows to be generated from the property. If the analysis indicates that the carrying value is not recoverable from future cash flows, the property is written down to estimated fair value and an impairment loss is recognized.

5

SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

December 31, 2005

(e)	Accounts Receivable

The allowance for uncollectible receivables is estimated based on the history of uncollectible accounts receivable and analysis of current aging.

(f)	Cash and Cash Equivalents

Cash and cash equivalents include cash and various highly liquid investments with original maturities of three months or less when acquired that are carried at cost, which approximates fair value.

(g)	Deferred Financing Costs

Direct costs incurred in financing transactions are capitalized as deferred costs and amortized to interest expense over the term of the related loan using the effective interest method.

(h)	Revenue Recognition

Revenues from the operations of the hotel properties are recognized when earned.

(i)	Land Lease

Land lease payments and receipts increase annually and are recognized as expense on a straight-line basis over the term of the lease.

(j)	Financial Instruments

Fair values of financial instruments approximate their carrying values in the combined financial statements.

(k)	Income Taxes

The Owners are either an S Corporation or a limited liability company, which are taxed similar to a partnership. As such, in lieu of corporate income tax, the shareholders or members of the Owners are taxed on their proportionate share of the Owners’ income (loss). Accordingly, no provision for income taxes has been made in the accompanying combined financial statements.

(l)	Concentration of Credit Risk

From time to time, the Properties maintain cash balances at commercial banks in excess of federally insured limits.

(m)	Estimates

The preparation of the combined financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

6

SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

December 31, 2005

disclosure of contingent assets and liabilities at the date of the combined financial statements and revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(2)	Investments in Hotel Properties

Investments in hotel properties consisted of the following at December 31, 2005:

Land	$3,436,785
Buildings and improvements	17,179,172
Furniture and equipment	3,297,540
Leasehold interest	591,800

24,505,297
Less accumulated depreciation	5,794,609

Investment in hotel properties	$18,710,688

(3)	Long-term Debt

Long-term debt as of December 31, 2005 is summarized as follows:

Mortgage loan payable by Chamblee Georgia, LLC to Flag Bank, evidenced by a promissory note dated March 1, 2002 in the amount of approximately $4.3 million. The note bears interest at 7% per annum. Monthly principal and interest payments are payable through maturity on December 15, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Chamblee Georgia, LLC.	$4,109,971

Mortgage loan payable by Pine Street, LLC to Colonial Bank, evidenced by a promissory note dated April 10, 2001 in the amount of $4.8 million amortized over 20 years. The note bears interest at a variable rate of 50 basis points over the base rate of the holder. Monthly principal and interest payments were payable through maturity on April 10, 2005, at which point the remaining principal and accrued interest were due. This note was replaced by a renewal note for the outstanding balance of approximately $4.5 million at December 14, 2005 at a fixed rate of 6.67% per annum. The monthly principal and interest payments of $33,851 are payable through maturity on January 10, 2008, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Pine Street, LLC.

4,479,903
Mortgage loan payable by Augusta, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated April 30, 2003 in the amount of $3.6 million amortized over 20 years. The note bears a variable interest rate adjustable annually at 100 basis points over the “prime rate” with a “floor” at 7%. The interest rate at December 31, 2005 was 7.25%. Monthly principal and interest payments are payable through maturity in May 2010, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Augusta, Inc.	3,369,208

7

SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

December 31, 2005

Mortgage loan payable by Jonesboro Hotels, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated April 25, 2002 in the amount of approximately $3.5 million amortized over 17 years. The note bears a variable interest rate adjustable annually at 100 basis points over the “prime rate” with a “floor” at 7%. The interest rate at December 31, 2005 was 7.25%. Monthly principal and interest payments are payable through maturity in May 2009, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Jonesboro Hotels, Inc.

$3,057,412
Mortgage loan payable by Greenville Hotel, LLC. to Regions Bank, evidenced by a promissory note dated December 13, 2002 in the amount of approximately $2.2 million. The note bears a variable interest rate adjustable annually at 235 basis points over LIBOR. The interest rate at December 31, 2005 was 7.35%. Monthly principal and interest payments of $15,893 are payable through maturity on December 13, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Greenville Hotel, LLC.	1,987,406
Mortgage loan payable by Greenville Hotel, LLC to Flag Bank, evidenced by a promissory note dated December 13, 2002 in the amount of approximately $1.4 million. The note bears a variable interest rate adjustable annually at 175 basis points over the “prime rate.” The interest rate at December 31, 2005 is 9%. Monthly principal and interest payments of $12,447 are payable through maturity on November 2024, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Greenville Hotel, LLC.	1,276,439

Mortgage loan payable by Memorial, LLC to Colonial Bank, N.A. evidenced by a promissory note dated September 15, 2000 in the amount of approximately $4 million amortized over 20 years. The note bore interest at a variable rate of 50 basis points over the base rate of the holder. Monthly principal and interest payments were payable through maturity on September 15, 2004, at which point the remaining principal and accrued interest were due. This note was replaced by a renewal note mortgage loan payable by Memorial, LLC to Colonial Bank, N.A. evidenced by a promissory note dated January 4, 2005 in the amount of approximately $3.7 million. The note bears a variable interest rate of 50 basis points over the “Colonial Bank, N.A. Base Rate.” The interest rate at December 31, 2005 was 7.25%. Monthly principal payments of $17,338 plus accrued interest payments are payable through maturity on December 4, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Memorial, LLC.

3,554,277

Mortgage loan payable by Savannah Georgia, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated July 11, 2002 in the amount of approximately $3.6 million amortized over 17 years. The note bears interest at a variable rate of 100 basis points over “prime” with a “floor” of 7%. The interest rate at December 31, 2005 is 7.75%. Monthly principal and interest payments of approximately $30,000 are payable through maturity on August 2009, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Savannah Georgia, Inc.

3,160,281

Total long-term debt	$24,994,897

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SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

December 31, 2005

All mortgage loans above are guaranteed by Brian McCarthy and Thelma Wilke, principle shareholders and members of the Owners.

Aggregate annual principal payments for the next five years and thereafter are as follows:

2006	$880,398
2007	9,856,343
2008	4,721,386
2009	5,483,769
2010	2,964,362
Thereafter	1,088,639

$24,994,897

Management estimates that the fair values of the Properties’ outstanding long-term debt approximate their carrying values due to the fact that they bear interest at rates similar to those available to them in the market place for similar instruments.

(4)	Related-Party Transactions

The Properties are managed by Guest House Inn Corp. Guest House Inn Corp.’s shareholders are the majority owners of the Properties.

No written management agreement exists between the Properties and Guest House Inn Corp. A management fee is paid by the Properties each month based on 7% of total revenue. The management fees incurred for the year ended December 31, 2005 and the related management fees payable at December 31, 2005 were $598,178 and $222,352, respectively. Of the $222,352 management fees payable at December 31, 2005, $100,000 has been outstanding since December 31, 2003.

Guest House Inn Corp. provides staffing and negotiates insurance for the hotels on a combined basis. These expenses, as well as other miscellaneous expenses, are paid by Guest House Inn Corp. and reimbursed by the Properties each month.

During 2005, the Properties recognized payroll and insurance expense of $1,166,070 and $202,117, respectively. At December 31, 2005, payroll expense of $52,700 was payable to Guest House Inn Corp. and $80,977 of future insurance costs was reflected in prepaid expenses.

(5)	Commitments and Contingencies

In March of 2001, Pine Street, LLC assumed lessee responsibilities under an existing land lease in Atlanta, Georgia from the original lessee, Peachtree Road-Biscayne, Inc. The lease requires monthly payments of $1,100 increasing to $1,500 by the end of the term, November 2067. Pine Street, LLC also assumed an existing cell tower lease and receives annual rental payments of $11,858 through June 2010.

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SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Seven Affiliated

Properties under Contract for Sale

December 31, 2005

The obligation for the rental under the noncancelable operating lease, net of the sublease receipts, is as follows:

	Lease rents	Sublease receipts	Net payments
2006	$13,200	11,858	1,342
2007	13,200	11,858	1,342
2008	13,200	11,858	1,342
2009	13,200	11,858	1,342
2010	13,200	5,929	7,271
Thereafter	906,800	—	906,800

Total	$972,800	53,361	919,439

Rent expense for the year ended December 31, 2005 was $15,501.

(6)	Subsequent Event

On August 18, 2006, Supertel Limited Partnership acquired six of the Properties, excluding the Pine Street, LLC property for a total purchase price of $27,650,000.

In June 2006, an intent to purchase agreement for the remaining Pine Street, LLC property was executed with Supertel Limited Partnership for a purchase price of $5,350,000. The sale is due to close in November 2006.

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